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                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of Pliant Corporation, of our reports dated June 20, 2001 and June 30, 2000 relating to the financial statements of Decora Industries, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
June 24, 2003